Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made by and between Enochian BioSciences, Inc. a Delaware corporation (the “Company”), and His Royal Highness Prince Mohammad al Saud (“Purchaser” and together with the Company, the “Parties”) as of November 1, 2019 (the “Execution Date”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company (such purchase, the “Offering”), Nine Hundred Thousand (900,000) shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”); and

WHEREAS, the Purchaser understands that the Offering is being made without registration of the Common Stock under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction, and is being made only to such investors who do not qualify as “U.S. persons” pursuant to Rule 902(k) of Regulation S under the Securities Act (“U.S. Person”) and otherwise in accordance with Regulation S under the Securities Act.

NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.                  Purchase of Shares.

(a)               Agreement to Purchase. Purchaser hereby irrevocably agrees to purchase, and the Company agrees to sell, the Shares at a price per Share and for an aggregate purchase price of Twelve Dollars (US$12.00) per Share (the “Purchase Price”), and the Company agrees to sell such Shares to Purchaser for the Purchase Price. The obligation of the Purchaser to purchase the Shares is subject to the acquisition of additional technology which is approved in advance in writing by the Purchaser (the “Technology”), with the specific form of the purchase of the Technology and the terms of such purchase of Technology to be determined by the Company and acceptable to Purchaser prior to the Closing (as defined below) pursuant to a definitive agreement negotiated by the Company and the holder of rights to such Technology (the “Acquisition”). The Parties acknowledge that neither Purchaser, nor the Company is entitled to cancel, terminate or revoke this Agreement. Purchaser further acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Agreement.

2.                  Terms of Purchase.

(a)               Payment. Purchaser shall make payment for the Shares to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds within sixty (60) days of the Closing (as defined below).

(b)               Closing. The Offering may be consummated at such place (or by electronic transmission) as may be mutually agreed upon by the parties at a closing (the “Closing”) to occur upon satisfaction of the terms herein on such date and at such time as may be mutually acceptable to the Company and Purchaser, in any case, prior to March 31, 2020.

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(c)               Closing Deliverables. At the Closing: (i) Purchaser shall deliver written confirmation that the Purchase Price shall be paid pursuant to Section 2(a) and such documentation as required on Annex B hereto; and (ii) the Company shall deliver executed transfer agent instructions to issue a share certificate that bears an appropriate legend referring to the fact that the Shares are subject to transfer restrictions under the Securities Act representing the Shares to Purchaser immediately upon receipt of the Purchase Price by the Company pursuant to Section 2(a).

3.                  Representations and Warranties of Purchaser.

Purchaser represents and warrants to the Company that:

(a)               Reliance on Exemptions. Purchaser understands that the Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act. Purchaser understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares. The Company may only make offers to sell the Shares to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. Purchaser has not received an offer to purchase Shares inside the United States and will not originate a buy order inside the United States.

(b)               Non-U.S. Person(c). Purchaser is not and is not acquiring the securities for the account or benefit of:

(i)               a natural person resident in the United States;

(ii)              a partnership or corporation organized or incorporated under the laws of the United States;

(iii)             an estate of which any executor or administrator is a U.S. person;

(iv)             a trust of which any trustee is a U.S. person;

(v)              an agency or branch of a foreign entity located in the United States;

(vi)             a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account any of the foregoing; or

(vii)          a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

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(d)               Investment Purpose. The Shares are being purchased for Purchaser’s own account, for investment purposes only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. Purchaser is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities. Purchaser will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by Purchaser, Purchaser shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom. Purchaser has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Shares which Purchaser hereby agrees to purchase, or any interest therein, and Purchaser has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Purchaser agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.

(e)               Risk of Investment. Purchaser recognizes that the purchase of the Shares involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

(f)                Prior Investment Experience. Purchaser understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares. Purchaser has prior investment experience, and Purchaser recognizes the highly speculative nature of this investment.

(g)               Information and Non-Reliance.

(i)                 Purchaser acknowledges that it has carefully reviewed this Agreement. Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Purchaser reasonably desires in order to evaluate the investment. Purchaser understands the Agreement and has had the opportunity to discuss any questions regarding the Agreement with Purchaser’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which Purchaser has relied is that set forth in the Agreement and the results of independent investigation by Purchaser. Purchaser has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Agreement. Purchaser does not desire to receive any further information.

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(ii)              Purchaser represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the Agreement shall not be considered investment advice or a recommendation to purchase the Shares.

(iii)            Purchaser confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Shares or (ii) made any representation to the Purchaser regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made its own independent decision that the investment in the Shares is suitable and appropriate for the Purchaser.

(h)               Tax Consequences. Purchaser acknowledges that the Offering may involve tax consequences and that the contents of the Agreement do not contain tax advice or information. Purchaser acknowledges that Purchaser must retain Purchaser’s own professional advisors to evaluate the tax and other consequences of an investment in the Shares. Purchaser intends to acquire the Shares without regard to tax consequences.

(i)                 Transfer or Resale. Purchaser understands that the Shares have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Purchaser acknowledges that Purchaser may be precluded from selling or otherwise disposing of the Shares for an indefinite period of time and that in no circumstance may the Shares be transferred to any U.S. Person for six (6) months. Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Securities Act. Purchaser consents that the Company may, if it desires, permit the transfer of the Shares out of Purchaser’s name only when Purchaser’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act. Notwithstanding any of the foregoing, Purchaser acknowledges that the Company may refuse to register any transfer of the Shares if such transfer is not made in accordance with the provisions of this Regulation S under the Securities Act.

(j)                 Due Authorization; Enforcement. Purchaser has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Shares, to execute, deliver and perform Purchaser’s obligations under this Agreement and when executed and delivered by Purchaser, this Agreement will constitute legal, valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(k)               Address. The residence address of Purchaser furnished by Purchaser on the signature page hereto is Purchaser’s principal residence if Purchaser is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(l)                 Compliance with Laws. The Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which the Purchaser purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Purchaser is subject or in which the Purchaser makes such purchases or sales, and the Company shall have no responsibility therefore.

(m)             Accuracy of Representations and Warranties. The information set forth herein concerning Purchaser is true and correct. The Purchaser understands that, unless the Purchaser notifies the Company in writing to the contrary at or before the Closing, each of the Purchaser’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Purchaser.

(n)               Entity Representation. If Purchaser is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

4.                  Representations and Warranties of the Company.

The Company represents and warrants to Purchaser that as of the Execution Date:

(a)               Organization. The Company and each of its direct and indirect subsidiaries (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(b)               Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and when executed and delivered by the Company, this Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable.

(c)               Noncontravention. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company except as would not be expected to have a Material Adverse Effect.

(d)               Use of Proceeds. The net proceeds of the sale of the Shares will be used in connection with, and for financing of the Technology and the Acquisition thereof.

(e)               Filings, Consents and Approvals(f). The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Agreement and the issuance of the Shares, other than, as applicable: (i) the filings required pursuant to Section 8 of this Agreement, (ii) application(s) to The Nasdaq Capital Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws, except as would not be expected to have a Material Adverse Effect.

5.                  Conditions to Obligations of the Purchaser and the Company.

The obligations of the Purchaser to purchase and pay for the Shares and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent and no other conditions whatsoever:

(a)               the representations and warranties of the Purchaser contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing;

(b)               each Party shall have delivered the items set forth in Section 2(c) of this Agreement; and

(c)               the Purchaser shall have approved the Technology and the Acquisition in writing.

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6.                  Legends.

The certificates representing the Shares sold pursuant to this Agreement will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

Certificates may also bear any other legend language that may be determined by the Company and its counsel from time to time.

7.                  United States Anti-Money Laundering Program. The Purchaser understands that the Company’s Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the “USA PATRIOT Act”). As a condition to acceptance of the Purchaser’s investment in the Company, the Purchaser makes the representations and agreements set forth on Annex A attached hereto, and agrees to provide to the Company true and correct copies of the applicable documentation pursuant to the requirements of Annex B, attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of the Purchaser and the underlying beneficial owner of the Purchaser’s interest in the Company.

8.                  Securities Laws Disclosure; Publicity. The Company shall, on or before the fourth (4th) business day following Execution Date, file a Current Report on Form 8-K disclosing the material terms of this Agreement with the SEC within the time required by the Exchange Act. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither Party shall issue any such press release nor otherwise make any such public statement without the prior consent of the other Party, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing Party shall promptly provide the other party with prior notice of such public statement or communication.

9.                  Miscellaneous

(a)               Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, email and facsimile numbers for such communications shall be:

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If to the Company:

              Enochian BioSciences, Inc.

2080 Century Park East

Suite # 906

90067 Los Angeles, CA

Phone: (305) 833-9391

E-mail: rsindlev@enochianbio.com

Attention: René Sindlev

with a copy to:                    K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, FL 33131

Facsimile: (305) 359-3306

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

If to Purchaser, to its residence address (or mailing address, if different), email and facsimile number set forth on the Signature Page to this Agreement, or to such other address, email and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b)               Entire Agreement; Amendment. This Agreement, along with the CDA, supersedes all other prior oral or written agreements between Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and Purchaser.

(c)               Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d)               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule.

(e)               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Purchaser shall not assign its rights hereunder without the prior written consent of the Company.

(f)                No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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(g)               Notification of Changes. The Purchaser hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Agreement which would cause any representation, warranty or covenant of the Purchaser contained in this Agreement to be false or incorrect.

(h)               Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i)                 Legal Representation. Purchaser acknowledges that: (i) Purchaser has read this Agreement and the annexes referred to herein; (ii) Purchaser understands that the Company has been represented in the preparation, negotiation and execution of the Agreement; and (iii) Purchaser understands the terms and conditions of the Agreement and is fully aware of their legal and binding effect.

(j)                 Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(k)               Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

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PURCHASER SIGNATURE PAGE TO AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Execution Date.

Prince Mohammad bin Saud	Address for Notice:
By: /s/ Prince Mohammed Al Saud With a copy to (which shall not constitute notice):	MSN Building, Al Nakheel District (corner of Prince Turki the First Road and Northing Ring Road, Exit 2) PO Box 5641, Riyadh 11432, Kingdom of Saudi Arabia
Michael T. Campoli Pryor Cashman LLP 7 Times Square New York, NY 10036-6559 Direct phone: 212-326-0468 mcampoli@pryorchasman.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR COMPANY FOLLOWS]

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COMPANY SIGNATURE PAGE TO AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Execution Date.

ENOCHIAN BIOSCIENCES, INC.

By:/s/ Mark R. Dybul____________________

Name: Mark R. Dybul

Title: Executive Vice-Chair

Execution Date: November 14, 2019

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Annex A

UNITED STATES ANTI-MONEY LAUNDERING

REPRESENTATIONS AND WARRANTIES

In connection with the acquisition of the Company’s Shares, the Purchaser hereby represents, warrants and covenants to the Company as follows:

1.                   The Purchaser has reviewed the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and conducted such other investigation as Purchaser deems necessary or prudent, prior to making these representations and warranties. The Purchaser acknowledges that U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, engaging in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

2.                   All evidence of identity provided in connection with the Purchaser’s acquisition of Shares is genuine and all related information furnished is accurate.

3.                   The Purchaser understands and agrees that the investment of funds is prohibited by or restricted with respect to any persons or entities: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons, entities and organizations that are included on any of the OFAC lists; (ii) residing or having a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (iii) (A) that are a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act or (B) that are a foreign bank other than a “Regulated Affiliate” that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (C) whose subscription funds are transferred from or through the entities listed in foregoing clauses (A) and (B); or (iv) residing in, or organized under the laws of, a jurisdiction designated by the Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. Such persons or entities in (i) through (iv) are collectively referred to as “Restricted Persons.” Neither the Purchaser, nor any person or entity controlling, controlled by, or under common control with, the Purchaser, any investors in the Purchaser (if the Purchaser is a pooled investment vehicle) or any person or entity for whom the Purchaser is acting as agent, representative, intermediary, nominee or similar capacity (each such investor in the Purchaser and each such person for whom the Purchaser acts as agent, representative, intermediary, nominee or in a similar capacity, an “Underlying Beneficial Owner”) in connection with the acquisition of Shares is a Restricted Person.

4.                   No funds tendered for the acquisition of Shares are directly or indirectly derived from activities that may contravene U.S. federal, state or non-U.S. laws and regulations, including anti-money laundering laws, rules and regulations, and no capital contribution in relation to Shares acquired by the Purchaser or, if applicable, any Underlying Beneficial Owner will be derived from any illegal or illegitimate activities.

5.                   To the extent the Purchaser has any Underlying Beneficial Owners, the Purchaser: (i) has carried out thorough due diligence as to, and established the identities of, the Underlying Beneficial Owners and any related persons to the extent required by applicable law and regulations (“Related Persons”); (ii) holds the evidence of such identities and will maintain all such evidence for at least five years from the date of the completion of the liquidation of the Company; and (iii) will make such information available to the Company upon the Company’s request.

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6.                   The Purchaser acknowledges and understands that the Company, in its sole discretion, may decline to accept any subscription for Shares by a person who is a “Covered Person” within the meaning of the Guidance on Enhanced Scrutiny for Transactions that May Involve the Proceeds of Foreign Official Corruption, issued by the U.S. Department of the Treasury, et al., January, 2001. Accordingly, the Purchaser agrees to inform the Company, prior to its acquisition of Shares, if the Purchaser or any person controlling, controlled by, or under common control with, the Purchaser, or for whom the Purchaser is acting as agent or nominee in connection with the acquisition of Shares, is a Covered Person.

7.                   The Purchaser agrees to provide any information (including confidential information about the Purchaser and, if applicable, any Underlying Beneficial Owner or Related Person) to any person deemed necessary by the Company, in its sole and absolute discretion, to comply with its anti-money laundering responsibilities and policies and any laws, rules and regulations applicable to an investment held or proposed to be held by the Company.

8.                   The Purchaser authorizes and permits the Company, using its own reasonable business judgment, to report information about the Purchaser, or any person controlling, controlled by, or under common control with the Purchaser, to appropriate authorities, and the Purchaser agrees not to hold them liable for any loss or injury that may occur as the result of providing such information.

9.                   The Purchaser agrees that, in the event of a material change with respect to the information provided in connection with the purchase of the Shares, the Purchaser will provide the Company promptly with updated information affected by the material change.

10.               The Purchaser agrees that, notwithstanding any statement to the contrary in any agreement into which it has entered that relates to the Company, or any statement to the contrary in any private placement memorandum of the Company, if the Company determines that the Purchaser has appeared on a list of known or suspected terrorists or terrorist organizations compiled by any U.S. or non-U.S. governmental agency, or that any information provided by the Purchaser in connection with the acquisition of Shares is no longer true or accurate, the Company, without limiting any other rights available under any agreement between the Company and the Purchaser, shall be authorized to take any action it deems necessary or appropriate as a result thereof. The Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional capital contributions, restricting any distributions and/or declining any requests to transfer the Purchaser’s Shares. In addition, in any such event, the Purchaser may forfeit its Shares, may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, and the Purchaser shall have no claim against the Company nor its officers, directors, employees, agents, control persons, affiliates and professional advisors and such parties shall be held harmless and indemnified by the Purchaser in accordance with the indemnification section of this Agreement for any form of damages as a result of any of the actions described in this paragraph. The Company may also be required to report such action and to disclose the Purchaser’s identity or provide other information with respect to the Purchaser to OFAC or other governmental entities.

11.               The Purchaser acknowledges and agrees that any distributions paid to it by the Company will be paid to, and any contributions made by it to the Company will be made from, an account in the Purchaser’s name unless the Company, in its sole discretion, agrees otherwise.

12.               The Purchaser understands, acknowledges and agrees that the acceptance of this Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations (including, without limitation, any statutes, rules or regulations in effect under the laws of the U.S.A. pertaining to prohibitions on money laundering or to transacting business or dealing in property that may be blocked or may belong to Specially Designated Nationals, as such term is used by OFAC).

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Annex B

ANTI-MONEY LAUNDERING DOCUMENTATION

The Purchaser has delivered, or is concurrently delivering herewith, the true, correct and applicable documentation noted below that is applicable to the Purchaser:

(i)	Individuals (each of the following):
(A)	Certified (notarized) copy of passport or other valid government identification document displaying the true name, signature, date of birth and photograph of the Purchaser (with certified English translation, if necessary); and
(B)	Copy of a recent bank statement or utility bill showing the Purchaser’s current home address.
(ii)	Corporate (each of the following):
(A)	Certificate of Incorporation (or equivalent) with evidence of any name changes;
(B)	Certificate of Good Standing;
(C)	Director resolution authorizing the investment, if applicable;
(D)	Current list or register of Directors;
(E)	Specimen signatures of persons authorized to bind the Purchaser with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);
(F)	Information on at least two Directors (see (i) above for individuals and (ii) for all other entities);
(G)	Evidence of identity for authorized signatories and all beneficial owners of the Purchaser >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(H)	Signed copy of the Purchaser’s latest available financial statements.
(iii)	Limited Partnership (or Limited Liability Company) (each of the following):
(A)	Certificate of Limited Partnership (or equivalent) (evidencing registered address) with evidence of any name changes;
(B)	Certified copy of the limited partnership agreement (or equivalent);
(C)	Limited partnership mandate (or equivalent) for making the investment (if any);
(D)	Specimen signatures of persons authorized to bind the Purchaser with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);
(E)	Information on the individual(s) that control the general partner (or managing member, if applicable) (see (i) above for individuals and (ii) for all other entities);
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(F)	Evidence of identity for authorized signatories and all beneficial owners of the Purchaser >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(G)	Signed copy of the Purchaser’s latest available financial statements.
(iv)	Trust (each of the following):
(A)	Certified copy of Trust Deed/Agreement (including trust name, nature of trust, trustees, authorizations, date of trust and principal address);
(B)	Information about the trustee(s) and settlor(s) (or beneficial owner(s), if different than the settlor(s)) (see (i) above for individuals and (ii) for all other entities); and
(C)	Signed copy of the Purchaser’s latest available financial statements.
(v)	Private Pension Plans or Not For Profit (including Foundations and Charities) (each of the following):
(A)	Certified copy of the entity’s formation documents;
(B)	An explanation of the nature of the entity’s purpose and operations;
(C)	Evidence of identity for authorized signatories, anyone who gives instructions on behalf of the entity and all beneficial owners of the Purchaser >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(D)	Confirmation of not for profit designation from the applicable government authority.
(vi)	Financial Institutions (additional requirements):

In addition to the applicable requirements above, banks, brokers and other financial institutions must deliver a representation letter in the form determined by the Company indicating that they have established and implemented anti-money laundering procedures reasonably designed to achieve compliance with the USA PATRIOT Act.

The Purchaser acknowledges that the Company and its affiliates may require further identification of the Purchaser or source of funds before the subscription can be processed, and the Company and its officers, directors, employees, agents, control persons, affiliates and professional advisors shall be held harmless and indemnified in accordance with the indemnification provisions of the Agreement as a result of a failure to process the subscription if such information as has been required by the Company has not been provided by the Purchaser. The Purchaser agrees to provide any information deemed necessary by the Company in its sole and absolute discretion to comply with its anti-money laundering policies and obligations.

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